CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Highland Floating Rate Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  NOVEMBER 6, 2006                /S/ JAMES D. DONDERO
     ------------------------          -----------------------------------------
                                       James D. Dondero, Chief Executive Officer
                                       (principal executive officer)


I, M. Jason Blackburn, Chief Financial Officer of Highland Floating Rate Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section   13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  NOVEMBER 6, 2006              /S/ M. JASON BLACKBURN
     ------------------------        -------------------------------------------
                                     M. Jason Blackburn, Chief Financial Officer
                                     (principal financial officer)